Second Quarter 2020 Financial Results & Business Update July 29, 2020 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects, including the company’s strategic imperatives of commercial execution and efficient expense management and its belief in its ability to drive significant short- and long-term value; the potential therapeutic and commercial value of the company’s marketed and development products, including with respect to ALKS 4230’s differentiation from other IL-2 programs; the company’s expectations and assumptions regarding the future impacts of COVID-19 on its business; the company’s expectations concerning future regulatory activities and interactions, including expected timing of the U.S. Food and Drug Administration’s (“FDA”) target Prescription Drug User Fee Act (“PDUFA”) action date for the new drug application (“NDA”) for ALKS 3831 and the related advisory committee meeting; the company’s expectations concerning future development activities, including with respect to the ongoing ARTISTRY clinical development program and plans to present ARTISTRY-1 data at a medical meeting; the company’s expectations concerning its commercial activities and capabilities, including plans for a new potential promotional model and sales force planning for the potential launch of ALKS 3831; and the company’s planned actions relating to corporate governance, including declassification and refreshment of the company’s Board. The company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the impacts of the ongoing COVID-19 pandemic and continued efforts to mitigate its spread on the company’s business, results of operations or financial condition, including impacts on the vendors or distribution channels in its supply chain and the company’s ability to continue to manufacture its products, impacts on its ability to continue its discovery activities, impacts on the conduct of its clinical trials, impacts on healthcare systems that serve people living with opioid dependence, alcohol dependence and schizophrenia and on patient and healthcare provider access to the company’s medicines, impacts on the regulatory agencies with which the company interacts in the development, review, approval and commercialization of its medicines, impacts on reimbursement for its products, including its Medicaid rebate liability, and for services related to the use of its products, and impacts on the U.S., Irish and/or global economies more broadly; the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products, which may lead to competition from generic drug manufacturers; clinical development activities may not be completed on time or at all; the results of the company’s clinical development activities may not be positive, or predictive of real-world results or of results in subsequent clinical trials; regulatory submissions may not occur or be submitted in a timely manner; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products, including decisions not to approve the company’s NDAs; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies, manufacturing processes and facilities, and the adequacy of the data and other information included in the company’s filings to meet the FDA’s requirements for approval; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on July 29, 2020. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® and VIVITROL®. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Introduction Sandy Coombs, VP, Investor Relations Opening Remarks Richard Pops, Chief Executive Officer Q2 2020 Financial Results; 2020 Financial Expectations Jim Frates, Chief Financial Officer Q2 2020 Commercial Review Todd Nichols, Chief Commercial Officer R&D Pipeline and Governance Update Richard Pops, Chief Executive Officer Agenda

Focus on Three Strategic Imperatives Commercial execution Maximizing the opportunities for both ARISTADA® and VIVITROL® and preparing to leverage commercial infrastructure with the potential launch of ALKS 3831 Aggressive development of pipeline programs Focus on high-value opportunities that we believe have the potential to drive significant value in both the near- and long-term, including ALKS 4230 in oncology Efficient management of operating structure and corporate governance Focus on rigorous expense management and careful prioritization of investments Planned actions as part of commitment to corporate governance best practices and board refreshment

Q2 2020 Financial Results Summary In millions

Second Quarter 2020 Revenue Summary In millions, except % Q2’20 Q2’19 ∆ Q2’20 vs. Q2’19 VIVITROL® $71.6 $88.2 (19%) ARISTADA® $58.8 $48.4 21% Manufacturing & Royalty Revenue $116.5 $127.9 (9%) R&D and License Revenues $0.6 $15.3 (96%)* Total Revenue $247.5 $279.9 (12%) Amounts in the table above do not sum due to rounding. * R&D revenues related to reimbursement for VUMERITY® development expenses largely concluded in Q4’19 following FDA approval

(in millions, except per share amounts) Financial Expectations for Year Ending Dec. 31, 2020 Revenues $965 – 1,005 COGS $180 – 190 R&D Expense $370 – 395 SG&A Expense $525 – 550 Amortization of Intangible Assets ~$40 Other Income, Net $10 – 15 Income Tax Expense $10 – 15 GAAP Net Loss $(145) – (175) GAAP Loss Per Share (Basic & Diluted) $(0.91) – (1.10) Non-GAAP Net Income‡ $0 – 30 Non-GAAP Earnings Per Share (Basic & Diluted) $0.00 – 0.19 * Ranges provided are based on current trends and assume that treatment provider practices and patient flow will continue to normalize. Additional COVID-19-related restrictions or resurgence of COVID-19 could negatively impact our ability to meet these expectations. † These expectations are provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K filed with the SEC on July 29, 2020 and is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides financial expectations in a Regulation FD compliant manner. ‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization expense; depreciation expense; non-cash net interest expense; certain other one-time or non-cash items; change in the fair value of contingent consideration; change in the fair value of warrants and equity method investments; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2020. Expected net sales of proprietary products: VIVITROL® net sales of $270M – $300M† ARISTADA® net sales of $220M – $235M Alkermes: 2020 Financial Expectations*†

VIVITROL® Performance and Expectations Q2 year-over-year net sales decline of 19% to $71.6M, driven by unit decline of 22% Gross-to-net deductions: 46% in Q2’20, compared to 48% in Q2’19 and 49% in Q1’20 $6.5M favorable impact of lower gross-to-nets in Q2’20 reflect lower return rate and favorable state Medicaid true-ups Inventory levels decreased by ~5,100 units in Q2’20 Q3’20 net sales expected to be in the range of $60M to $65M*† VIVITROL Quarterly Net Sales ($M) * Range provided is based on current trends and assumes that treatment provider practices and patient flow will continue to normalize. Additional COVID-19-related restrictions or resurgence of COVID-19 could negatively impact our ability to meet this expectation. † This expectation is provided by the Company in its Current Report on Form 8-K filed with the SEC on July 29, 2020 and is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides financial expectations in a Regulation FD compliant manner.

ARISTADA® Performance Q2 year-over-year net sales growth of 21% to $58.8M, driven by unit growth of 25% Growth reflects resilient underlying demand Gross-to-net deductions: 53% in Q2’20, compared to 48% in Q2’19 and 52% in Q1’20 Increased gross-to-nets reflect increased Medicaid utilization Inventory levels increased ~1,000 units in Q2’20 ARISTADA Quarterly Net Sales ($M)* *Inclusive of ARISTADA INITIO®

ARISTADA®: Prescription Growth Trends Q2 year-over-year growth of 29% on TRx months of therapy (MOT) basis Compared to overall atypical long-acting injectable (LAI) market growth of 7% Market share: NRx: 10% of atypical LAI market prescriptions (MOT) in June 2020 Utilization of two-month dose drove 37% of ARISTADA Q2’20 volume in terms of MOT ARISTADA Quarterly TRx MOT Source: IMS NPA

ALKS 4230: Advancing the Clinical Development Program ALKS 4230 is differentiated from other IL-2 variant programs in active clinical development Stable fusion protein molecular structure Potential for subcutaneous administration Current evaluation in the clinic as a monotherapy ARTISTRY clinical development program ongoing ARTISTRY-1: Resilient enrollment trends in H1’20 despite COVID-19 ARTISTRY-2: Dose escalation ongoing for both once-weekly and once-every-three week subcutaneous dosing regimens ARTISTRY-1 data recently accepted for oral presentation at the European Society for Medical Oncology (ESMO) annual meeting in September 2020

ALKS 3831 Activities Awareness through scientific exchange Presented new datasets from ENLIGHTEN pivotal program at spring virtual medical meetings Payer engagement Conducted preliminary engagement with payers that represent more than half of the potential class volume, as well as key federal and regional accounts Sales force planning Potential for new hybrid promotional model that permanently incorporates virtual engagements and builds on existing commercial infrastructure Launch Planning Activities Regulatory Review Advisory Committee meeting scheduled for October 2020 Prescription Drug User Fee Act (PDUFA) target action date of Nov. 15, 2020

Governance and Corporate Responsibility Updates Governance Updates Declassification of Alkermes’ Board of Directors (the Board) The Board will recommend that shareholders approve a proposal at the company’s 2021 Annual General Meeting of Shareholders to declassify the Board Currently, the Board has three classes of directors, with directors in each class elected to three-year terms; Upon declassification, directors will be combined into a single class elected annually Board refreshment Leading recruitment firm engaged to identify independent director candidates Refreshment process to build on Board refreshment efforts undertaken by company in fall 2019 Certain longer-serving directors expected to retire in connection with refreshment efforts Corporate Responsibility Recently published updated Corporate Responsibility Report, available on the Responsibility section of Alkermes’ website

www.alkermes.com